Exhibit 10.1

NETCAPITAL INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of April 24, 2024, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between Netcapital Inc., a Utah corporation (the “Company”) and Steven Geary (the “Purchaser”).

R E C I T A L S

A. The Company owes Purchaser, who is also a director of the Company, $31,680 of which $16,680 has been recorded on Debtor’s financial statements as a related party trade accounts payable and $15,000 has been recorded on Debtor’s financial statements as a related party trade accounts payable (“Indebtedness”).

B. In order to cancel and extinguish such Indebtedness, the Company is offering 239,274 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) in consideration of Purchaser’s cancellation of such Indebtedness on the terms and conditions set forth herein.

AGREEMENT

It is agreed as follows:

1. CONSIDERATION. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, the parties agree as follows: In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Company shall sell and issue to the Purchaser the Shares for a purchase price of $0.1324 per share (which price represents the “Minimum Price” under Nasdaq Rule 5635(d)), or $31,680 (the “Purchase Price”) in consideration of Purchaser’s agreement to cancel the Indebtedness.

2. CLOSING.

2.1 Date and Time. The closing of the sale of the Shares contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company on April 24, 2024 unless an earlier date is mutually agreed to by the Company and Purchaser.

2.2 Deliveries by Purchaser. Purchaser shall deliver the following on or before the Closing:

2.2.1 a completed and executed Purchaser Signature Page

2.2.2 a completed and executed Cancellation of Indebtedness Certificate in the form attached hereto as Exhibit A, which executed certificate will represent full payment of the Purchase Price.

2.3 Deliveries by Company. The Company shall deliver the following at Closing:

2.3.1 a completed and executed copy of this Agreement

2.3.2 the certificates representing the Shares purchased by Purchaser, with each such Share being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.3 Valid Issuance of Shares The Shares have been duly and validly authorized. and, upon issuance will be, validly issued, fully paid, and nonassessable. The Shares, upon issuance, are, or will be, free and clear of any security interests, liens, claims, restrictions, adverse claims, or other encumbrances, other than restrictions upon transfer under federal and state securities laws.

3.4 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5 SEC Reports and Financial Statements.

3.5.1 The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since July 26, 2023 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”).

3.5.2 The consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.6 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Shares under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents, warrants, and covenants with the Company as follows:

4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

4.3 Access to Information. Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Purchaser represents that it has received and reviewed copies of the SEC Reports. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as Purchaser or Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No Material Non-Public Information. Purchaser represents and warrants that he is not aware of any material, non-public information about the Company.

4.5 Restricted Securities.

4.5.1 Purchaser has been advised that the Shares have not been registered under the 1933 Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D is predicated in part on Purchaser representations as contained herein. Purchaser acknowledges that the Shares will be issued as “restricted securities” as defined by Rule 144 promulgated under the 1933 Act (“Rule 144”). The Shares may not be resold in the absence of an effective registration thereof under the 1933 Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.5.2 Purchaser represents that it is acquiring the Shares for Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws.

4.5.3 Purchaser understands and acknowledges that the Shares, when issued, may bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.5.4 Purchaser acknowledges that an investment in the Shares is not liquid and the Shares are transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

4.5.5 Purchaser is an “accredited investor” as defined under Rule 501 under the 1933 Act. The representations made by Purchaser on the Purchaser Signature Page are true and correct.

4.6 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition. Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

4.7 Preexisting Relationship. Purchaser has a preexisting personal or business relationship with the Company, one or more of its officers, directors, or controlling persons.

4.8 Purchases by Groups. Purchaser represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the 1934 Act.

5. MISCELLANEOUS.

5.1 Indemnification. Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

5.7 Notices. All notices and other communications required or permitted hereunder or the Shares shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Netcapital Inc.
1 Lincoln Street
Boston, MA, 02111
Attention: Chief Executive Officer

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

5.8 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

5.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

NETCAPITAL INC.

By:	/s/ Martin Kay
Martin Kay
Chief Executive Officer

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read Stock Purchase Agreement dated as of April 24, 2024 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of 239,274 Shares and hereby deliver good consideration with respect to this subscription for the Shares.

I am a resident of Phoenix, Arizona.

Steven Geary

Please print above the exact name(s) in which the Shares are to be held

My address is:

SP-1

Executed this 24th day of April, 2024 at Phoenix, Arizona.

SIGNATURES

INDIVIDUAL

Steven Geary
Name
/s/ Steven Geary
Signature (Individual)	Address to Which Correspondence Should be Directed:

Street address

Phoenix AZ 85022
Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

SP-2

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Address to Which Correspondence Should be Directed:
Name of Entity

Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By:
*Signature	Tax Identification or Social Security Number

Jurisdiction of Formation of Entity	City, State and Zip Code

Name Typed or Printed

Its:
Title	Telephone Number; Fax Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

SP-3

CERTIFICATE OF SIGNATORY

To be completed if the Shares are being subscribed for by an entity.

I, _______________, am the Secretary of _____________________(the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Stock Purchase Agreement and to purchase and hold the Shares. The Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this __ day of ________________, 2021.

Signature

SP-4

ACCEPTANCE

AGREED AND ACCEPTED:

NETCAPITAL INC.

By:	/s/ Martin Kay
Martin Kay
Chief Executive Officer

Date: April 24, 2024

SP-5

Exhibit A

CANCELLATION OF INDEBTEDNESS CERTIFICATE

Dated: April 24, 2024

To: Netcapital Inc.

The undersigned, as a creditor (“Creditor”) of Netcapital Inc., a Utah corporation (the “Debtor”) as a result of the $31,680 owed by Debtor to Creditor of which $16,680 has been recorded on Debtor’s financial statements as a related party trade accounts payable and $15,000 has been recorded on Debtor’s financial statements as a related party trade accounts payable, both owed to Creditor by Debtor (the “Indebtedness”), hereby agrees to cancel and extinguish the Indebtedness, in consideration of 239,274 shares (“Shares”) of Debtor’s common stock, par value $0.001 per share. The Shares shall be issued pursuant to that certain Stock Purchase Agreement by and between the Creditor and Debtor, dated on or about April 24, 2024.

“Creditor”

Steven Geary

Acknowledged and Agreed:

Netcapital Inc.

By:
Name:	Martin Kay
Title:	Chief Executive Officer